Agility Shares Dynamic Tactical Income ETF
Portfolio of Investments (Unaudited)
January 31, 2021
Shares		Fair Value
	EXCHANGE TRADED FUNDS - 99.9%
	DEBT FUNDS - 99.9%
157,600	iShares iBoxx $ High Yield Corporate Bond ETF	$13,706,472
139,800	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	13,685,022
126,300	SPDR Bloomberg Barclays High Yield Bond ETF	13,690,920
	TOTAL EXCHANGE TRADED FUNDS (Cost - $39,929,373)	41,082,414

	TOTAL INVESTMENTS - 99.9% (Cost - $39,929,373)	$41,082,414
	CASH AND OTHER ASSETS LESS LIABILITIES - 0.1%	22,619
	NET ASSETS - 100.0%	$41,105,033

ETF - Exchange Traded Fund.

Agility Shares Managed Risk ETF
Portfolio of Investments (Unaudited)
January 31, 2021
Shares					Fair Value
	EXCHANGE TRADED FUND - 75.1%
	DEBT FUND - 75.1%
56,800	Vanguard Short-Term Bond Market ETF				$4,705,880
	TOTAL EXCHANGE TRADED FUND (Cost - $4,702,124)

Contracts**
	OPTIONS PURCHASED* - 13.4%	Expiration	Exercise Price	Notional Amount
	PUT OPTIONS PURCHASED - 13.4%
17	S&P 500 E-Mini Index	March 2021	$2,960.00	$2,516,000	18,870
17	S&P 500 Index	December 2022	3,650.00	6,205,000	821,610
	TOTAL OPTIONS PURCHASED (Cost - $731,843)				840,480

	TOTAL INVESTMENTS - 88.5% (Cost - $5,433,967)				$5,546,360
	OPTIONS WRITTEN (Premiums Received $150,650) - (2.4) %				(153,595)
	CASH AND OTHER ASSETS LESS LIABILITIES - 13.9%				873,780
	NET ASSETS - 100.0%				$6,266,545

	OPTIONS WRITTEN* - 2.4%	Expiration	Exercise Price	Notional Amount
	CALL OPTIONS WRITTEN - 0.6%
17	S&P E-Mini Index	February 2021	$3,850.00	$3,272,500	17,255
17	S&P 500 E-Mini Index	March 2021	3,960.00	3,366,000	20,825
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $75,477)				38,080

	PUT OPTIONS WRITTEN - 1.8%
17	S&P 500 E-Mini Index	March 2021	3,680.00	3,128,000	$115,515
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $75,173)				115,515

	TOTAL OPTIONS WRITTEN (Premiums Received - $150,650)				$153,595

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futurex Contracts	Expiration	Notional Amount at January 31, 2021		Unrealized Appreciation/ (Depreciation)
33	S&P E-Mini Index	March 2021	$6,113,580		$11,444
3	S&P 500 Micro E-Mini Index	March 2021	55,578		(2,183)
					$9,261
* Non-income producing security.
** Each option contract allows the holder of the option to purchase or sell one contract of the underlying futures.
ETF - Exchange Traded Fund

Agility Shares ETFs
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
January 31, 2021
The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies" including FASB Accounting Standard Update ASU 2013-08.

Security Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and futures options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, from time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. Open-end funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Trust's Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialst at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process - As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

Agility Shares ETFs
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
January 31, 2021
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of January 31, 2021 for the Funds' assets and liabilities measured at fair value:

Agility Shares Dynamic Tactical Income ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds*	$41,082,414	$-	$-	$41,082,414
Total	$41,082,414	$-	$-	$41,082,414

Agility Shares Managed Risk ETF

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Fund*	$4,705,880	$-	$-	$4,705,880
Options Purchased	840,480	-	-	840,480
Total	$5,546,360	$-	$-	$5,546,360

Asset Derivatives
Futures Contracts**	$11,444	$-	$-	$11,444

Liabilities	Level 1	Level 2	Level 3	Total
Options Written	$153,595	$-	$-	$153,595
Futures Contracts**	2,183	-	-	$2,183
Total	$155,778	$-	$-	$155,778

* Please refer to the Portfolio of Investments for industry classifications.
** Represents cumulative unrealized appreciation (depreciation) at January 31, 2021.
No Funds held Level 3 securities during the period.
Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

ETF, Mutual Fund and Exchange Traded Note (“ETN") Risk - ETFs, mutual funds and ETNs are subject to investment advisory fees or management fees and other expenses, which are indirectly paid by each Fund. Each are subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which may magnify losses. ETNs are also subject to default risks.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When a Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit a Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by a Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. The amount of unrealized gain subject to equity contracts risk exposure on options contracts at January 31, 2021 was $105,692 in the Agility Shares Managed Risk ETF.

Futures – The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. To manage equity price risk, the Funds may enter into futures contracts. Upon entering into a futures contract with a broker, the Funds are required to deposit in a segregated account a specified amount of cash or U.S. government securities which are classified as deposit with broker in the accompanying Statements of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in the “net unrealized appreciation from future contracts” account. Periodically, the Funds receive from or pay to the brokers a specified amount of cash based upon changes in the “net unrealized appreciation from open future contracts” account. When a contract is closed, the Funds recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are listed after the Funds’ portfolio of investments. The amount of unrealized gain subject to equity contracts risk exposure on futures contracts at January 31, 2021 was $9,261 in the Agility Shares Managed Risk ETF.

Agility Shares ETFs
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
January 31, 2021

The notional amount represents amounts related to each Fund’s futures contracts upon which the fair value of the futures contracts held by the Fund are based. Notional amounts do not represent the current fair value of the Funds’ futures contracts. Further, the underlying price changes in relation to variables specified by the notional amounts, affects the fair value of these derivative financial instruments. Theoretically, each Fund’s exposure is equal to the notional amount of contracts held. Each Fund’s obligations will generally equal only the amount to be paid or received through a futures contract.

The value of the derivative instruments outstanding as of January 31, 2021, as disclosed in the Portfolios of Investments and the unrealized gains (losses) on derivative instruments during the period as disclosed above serve as an indicator of the volume of derivative activity for the Funds.

The identified cost of investments in securities owned by the Funds for federal income tax purposes and their respective gross unrealized appreciation and depreciation at January 31, 2021, were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Agility Shares Dynamic Tactical Income ETF	$39,929,373	$1,153,041	$-	$1,153,041
Agility Shares Managed Risk ETF	5,283,317	149,790	(40,342)	109,448

The following Funds currently invest a portion of their assets in the corresponding investments. The Funds may redeem their investment from the investments at any time if the Adviser determines that it is in the best interest of the Funds and their shareholders to do so. The performance of the Funds will be directly affected by the performance of the investments. The financial statements of the investments, including their portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Funds’ portfolio of investments.
Fund	Investment		Percentage of Net Assets
Agility Shares Dynamic Tactical Income ETF	iShares iBoxx $ High Yield Corporate Bond ETF		33.3%
	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund		33.3%
	SPDR Bloomberg Barclays High Yield Bond ETF		33.3%
Agility Shares Managed Risk ETF	Vanguard Short-Term Bond Market ETF		75.1%